SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Oct. 28, 2018
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(a) Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Examples include provisions for bad debts and inventory reserves, accounting for business combinations, valuation of reporting units for purposes of assessing goodwill and other indefinite-lived intangible assets for impairment, valuation of asset groups for impairment testing, accruals for employee benefits, general liability insurance, warranties and certain contingencies. We base our estimates on historical experience, market participant fair value considerations, projected future cash flows, and various other factors that are believed to be reasonable under the circumstances. Actual results could differ from those estimates.
(b) Cash and Cash Equivalents.  Cash equivalents are stated at cost plus accrued interest, which approximates fair value. Cash equivalents are highly liquid debt instruments with an original maturity of three months or less and may consist of time deposits with a number of commercial banks with high credit ratings, money market instruments, certificates of deposit and commercial paper. Our policy allows us to also invest excess funds in no-load, open-end, management investment trusts (“mutual funds”). The mutual funds invest exclusively in high quality money market instruments. As of October 28, 2018, our cash and cash equivalents were only invested in cash.
(c) Accounts Receivable and Related Allowance.  We report accounts receivable net of the allowance for doubtful accounts. Trade accounts receivable are the result of sales of building systems, metal components, insulated metal panels and metal coating services to customers throughout the United States and Canada and affiliated territories, including international builders who resell to end users. Sales are primarily denominated in U.S. dollars. Credit sales do not normally require a pledge of collateral; however, various types of liens may be filed to enhance the collection process and we require payment prior to shipment for certain international shipments.
We establish reserves for doubtful accounts on a customer by customer basis when we believe the required payment of specific amounts owed is unlikely to occur. In establishing these reserves, we consider changes in the financial position of a customer, availability of security, lien rights and bond rights as well as disputes, if any, with our customers. Our allowance for doubtful accounts reflects reserves for customer receivables to reduce receivables to amounts expected to be collected. We determine past due status as of the contractual payment date. Interest on delinquent accounts receivable is included in the trade accounts receivable balance and recognized as interest income when earned and collectability is reasonably assured. Uncollectible accounts are written off when a settlement is reached for an amount that is less than the outstanding historical balance or we have exhausted all collection efforts. The following table represents the rollforward of our uncollectible accounts for the fiscal years ended October 28, 2018, October 29, 2017 and October 30, 2016 (in thousands):

	October 28, 2018	October 29, 2017	October 30, 2016
Beginning balance	$8,325	$7,413	$7,695
Provision for bad debts	(491)	1,948	1,343
Amounts charged against allowance for bad debts, net of recoveries	(1,585)	(1,036)	(1,625)
Ending balance	$6,249	$8,325	$7,413

(d) Inventories.  Beginning with our prospective adoption of ASU 2015-11 in the first quarter of fiscal 2018, inventories are stated at the lower of cost or net realizable value less allowance for inventory obsolescence using the First-In, First-Out Method (“FIFO”) for steel coils and other raw materials. Prior inventory balances are stated at the lower of cost or market value less allowance for inventory obsolescence using FIFO. See Note 3 — Accounting Pronouncements.
The components of inventory are as follows (in thousands):

	October 28, 2018	October 29, 2017
Raw materials	$205,902	$150,919
Work in process and finished goods	48,629	47,377
	$254,531	$198,296

The following table represents the rollforward of reserve for obsolete materials and supplies activity for the fiscal years ended October 28, 2018, October 29, 2017 and October 30, 2016 (in thousands):

	October 28, 2018	October 29, 2017	October 30, 2016
Beginning balance	$5,205	$3,984	$3,749
Provisions	3,069	1,923	1,463
Dispositions	(1,655)	(702)	(1,228)
Ending balance	$6,619	$5,205	$3,984

The principal raw material used in the manufacturing of our products is steel which we purchase from multiple steel producers.
(e) Assets Held for Sale.  We record assets held for sale at the lower of the carrying value or fair value less costs to sell. The following criteria are used to determine if property is held for sale: (i) management has the authority and commits to a plan to sell the property; (ii) the property is available for immediate sale in its present condition; (iii) there is an active program to locate a buyer and the plan to sell the property has been initiated; (iv) the sale of the property is probable within one year; (v) the property is being actively marketed at a reasonable sale price relative to its current fair value; and (vi) it is unlikely that the plan to sell will be withdrawn or that significant changes to the plan will be made.
In determining the fair value of the assets less cost to sell, we consider factors including current sales prices for comparable assets in the area, recent market analysis studies, appraisals and any recent legitimate offers. If the estimated fair value less cost to sell of an asset is less than its current carrying value, the asset is written down to its estimated fair value less cost to sell. During fiscal 2018 and 2017, we reclassified $5.0 million and $4.7 million, respectively, from property, plant and equipment to assets held for sale for idled facilities that met the held for sale criteria. The total carrying value of assets held for sale is $7.3 million and $5.6 million at October 28, 2018 and October 29, 2017, respectively. All of these assets continue to be actively marketed for sale or are under contract at October 28, 2018.
During fiscal 2018 and 2017, we sold certain idled facilities along with related equipment, which previously had been classified as held for sale. In connection with the sales of these assets, during fiscal 2018 and 2017, we received net cash proceeds of $4.1 million and $3.2 million, respectively, and recognized a net gain (loss) of $0.5 million and $(0.2) million, respectively. Certain assets held for sale are valued at fair value and are measured at fair value on a nonrecurring basis. Assets held for sale are reported at fair value, if, on an individual basis, the fair value of the asset is less than cost. The fair value of assets held for sale is estimated using Level 3 inputs, such as broker quotes for like-kind assets or other market indications of a potential selling value that approximates fair value. Assets held for sale, reported at fair value less cost to sell totaled $5.0 million as of October 28, 2018.
Due to uncertainties in the estimation process, it is reasonably possible that actual results could differ from the estimates used in our historical analysis. Our assumptions about property sales prices require significant judgment because the current market is highly sensitive to changes in economic conditions. We determined the estimated fair values of assets held for sale based on current market conditions and assumptions made by management, which may differ from actual results and may result in impairments if market conditions deteriorate.
(f) Property, Plant and Equipment and Leases.  Property, plant and equipment are stated at cost and depreciated using the straight-line method over their estimated useful lives. Leasehold improvements are capitalized and amortized using the straight-line method over the shorter of their estimated useful lives or the term of the underlying lease. Computer software developed or purchased for internal use is depreciated using the straight-line method over its estimated useful life. Depreciation and amortization are recognized in cost of sales and engineering, selling, general and administrative expenses based on the nature and use of the underlying asset(s). Operating leases are expensed using the straight-line method over the term of the underlying lease.
Depreciation expense for fiscal 2018, 2017 and 2016 was $32.7 million, $31.7 million and $32.3 million, respectively. Of this depreciation expense, $5.8 million, $5.8 million and $6.4 million was related to computer software and equipment depreciation for fiscal 2018, 2017 and 2016.
Property, plant and equipment consists of the following (in thousands):

	October 28, 2018	October 29, 2017
Land	$17,398	$18,473
Buildings and improvements	172,920	178,019
Machinery, equipment and furniture	356,509	336,163
Transportation equipment	4,287	4,599
Computer software and equipment	116,449	117,515
Construction in progress	28,608	15,092
	696,171	669,861
Less: accumulated depreciation	(459,931)	(442,866)
	$236,240	$226,995

Estimated useful lives for depreciation are:

Buildings and improvements	15	–	39 years
Machinery, equipment and furniture	3	–	15 years
Transportation equipment	4	–	10 years
Computer software and equipment	3	–	7 years

We capitalize interest on capital invested in projects in accordance with Accounting Standards Codification (“ASC”) Topic 835, Interest. For fiscal 2018, 2017 and 2016, the total amount of interest capitalized was $0.4 million, $0.2 million and $0.2 million, respectively. Upon commencement of operations, capitalized interest, as a component of the total cost of the asset, is amortized over the estimated useful life of the asset.
Involuntary conversions result from the loss of an asset because of an unforeseen event (e.g., destruction due to fire). Some of these events are insurable and result in property damage insurance recovery. Amounts the Company receives from insurance carriers are net of any deductibles related to the covered event. The Company records a receivable from insurance to the extent it recognizes a loss from an involuntary conversion event and the likelihood of recovering such loss is deemed probable at the balance sheet date. To the extent that any of the Company’s insurance claim receivables are later determined not probable of recovery (e.g., due to new information), such amounts are expensed. The Company recognizes gains on involuntary conversions when the amount received from insurers exceeds the net book value of the impaired asset(s). In addition, the Company does not recognize a gain related to insurance recoveries until the contingency related to such proceeds has been resolved, through either receipt of a non-refundable cash payment from the insurers or by execution of a binding settlement agreement with the insurers that clearly states that a non-refundable payment will be made. To the extent that an asset is rebuilt or new assets are acquired, the associated expenditures are capitalized, as appropriate, in the consolidated balance sheets and presented as capital expenditures in the Company’s consolidated statements of cash flows. With respect to business interruption insurance claims, the Company recognizes income only when non-refundable cash proceeds are received from insurers, which are presented in the Company’s consolidated statements of operations as a component of gross profit or operating income and in the consolidated statements of cash flows as an operating activity.
In June 2016, the Company experienced a fire at one of its facilities. We estimated that fixed assets with a net book value of approximately $6.7 million were impaired as a result of the fire. During the second quarter of fiscal 2017, the Company settled the property damage claims with the insurers for actual cash value of $18.0 million. Of this amount, the Company received proceeds of $10.0 million from our insurers during the fourth quarter of fiscal 2016. The remaining $8.0 million was received in May 2017.
Approximately $8.8 million was previously recognized to offset the loss on involuntary conversion and other amounts incurred related to the incident. The remaining $9.2 million was recognized as a gain on insurance recovery in the consolidated statement of operations during the quarter ended April 30, 2017 as all contingencies were resolved.
The Company’s property insurance policy is a replacement cost policy. During the third quarter of fiscal 2018, the Company received final proceeds of $4.7 million as reimbursement for new assets acquired and recognized a $4.7 million gain on insurance recovery in the consolidated statements of operations.
(g) Internally Developed Software.  Internally developed software is stated at cost less accumulated amortization and is amortized using the straight-line method over its estimated useful life ranging from 3 to 7 years. Software assets are reviewed for impairment when events or circumstances indicate the carrying value may not be recoverable over the remaining lives of the assets. During the software application development stage, capitalized costs include external consulting costs, cost of software licenses and internal payroll and payroll related costs for employees who are directly associated with a software project. Upgrades and enhancements are capitalized if they result in added functionality which enable the software to perform tasks it was previously incapable of performing. Software maintenance, training, data conversion and business process reengineering costs are expensed in the period in which they are incurred.
(h) Goodwill and Other Intangible Assets.  We review the carrying values of goodwill and identifiable intangibles whenever events or changes in circumstances indicate that such carrying values may not be recoverable and annually for goodwill and indefinite lived intangible assets as required by ASC Topic 350, Intangibles — Goodwill and Other. This guidance provides the option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If, based on a review of qualitative factors, it is more likely than not that the fair value of a reporting unit is less than its carrying value, we perform a quantitative analysis. Prior to July 30, 2017, the test for impairment was a two-step process that involved comparing the estimated fair value of each reporting unit to the reporting unit’s carrying value, including goodwill. If the fair value of a reporting unit exceeded its carrying amount, the goodwill of the reporting unit was not considered impaired; therefore the second step of the impairment test would not be deemed necessary. If the carrying amount of the reporting unit exceeded its fair value, we would then perform the second step to the goodwill impairment test, which involved the determination of the fair value of a reporting unit’s assets and liabilities as if those assets and liabilities had been acquired/assumed in a business combination at the impairment testing date, to measure the amount of goodwill impairment loss to be recorded. However, with the adoption of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2017-04, we prospectively adopted a new accounting principle that eliminated the second step of the goodwill impairment test. Therefore, beginning with the annual goodwill impairment tests occurring on the first day of the fourth quarter of fiscal 2017, if the carrying value of a reporting unit exceeds its fair value, we measure any goodwill impairment losses as the amount by which the carrying amount of a reporting unit exceeds its fair value, not to exceed the total amount of goodwill allocated to that reporting unit.
Unforeseen events, changes in circumstances, market conditions and material differences in the value of intangible assets due to changes in estimates of future cash flows could negatively affect the fair value of our assets and result in a non-cash impairment charge. Some factors considered important that could trigger an impairment review include the following: significant underperformance relative to expected historical or projected future operating results, significant changes in the manner of our use of acquired assets or the strategy for our overall business and significant negative industry or economic trends. We recorded a non-cash loss on goodwill impairment of $6.0 million in fiscal 2017, which is included in goodwill impairment in the consolidated statements of operations. See Note 6 — Goodwill and Other Intangible Assets.
(i) Revenue Recognition.  We recognize revenues when the following conditions are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the price is fixed or determinable, and collectability is reasonably assured. Generally, these criteria are met at the time product is shipped or services are complete. A portion of our revenue, exclusively within our Engineered Building Systems business, includes multiple-element revenue arrangements due to multiple deliverables. Each deliverable is generally determined based on customer-specific manufacturing and delivery requirements.
Because the separate deliverables have value to the customer on a stand-alone basis, they are typically considered separate units of accounting. A portion of the entire job order value is allocated to each unit of accounting. Revenue allocated to each deliverable is recognized upon shipment. We use estimated selling price (“ESP”) based on underlying cost plus a reasonable margin to determine how to separate multiple-element revenue arrangements into separate units of accounting, and how to allocate the arrangement consideration among those separate units of accounting. We determine ESP based on our normal pricing and discounting practices.
Our sales arrangements do not include a general right of return of the delivered product(s). In certain cases, the cancellation terms of a job order provide us with the opportunity to bill for certain incurred costs. In those instances, revenue is not recognized until all revenue recognition criteria are met, including reasonable assurance of collectability.
In our Metal Coil Coating business, our revenue activities broadly consist of cleaning, treating, painting and packaging various flat rolled metals as well as slitting and/or embossing the metal. We enter into two types of sales arrangements with our customers: toll processing sales and package sales. The primary distinction between these two arrangements relates to ownership of the underlying metal coil during treatment. In toll processing arrangements, we do not maintain ownership of the underlying metal coil during treatment and only recognize revenue for the toll processing activities, typically, cleaning, painting, slitting, embossing and packaging. In package sales arrangements, we have ownership of the metal coil during treatment and recognize revenue on both the toll processing activities and the sale of the underlying metal coil. Under either arrangement, revenue and the related direct and indirect costs are recognized when all of the recognition criteria are met, which is generally when the products are shipped to the customer.
(j) Equity Raising and Deferred Financing Costs.  Equity raising costs are recorded as a reduction to additional paid in capital upon the execution of an equity transaction. Deferred financing costs are capitalized as incurred and amortized using the straight-line method, which approximates the effective interest method, over the expected life of the associated debt. See Note 11 — Long-Term Debt and Note Payable.
(k) Cost of Sales.  Cost of sales includes the cost of inventory sold during the period, including costs for manufacturing, inbound freight, receiving, inspection, warehousing, and internal transfers less vendor rebates. Costs associated with shipping and handling our products are included in cost of sales. Purchasing costs and engineering and drafting costs are included in engineering, selling, general and administrative expense. Purchasing costs were $3.9 million, $3.9 million and $5.3 million and engineering and drafting costs were $41.1 million, $43.1 million and $44.2 million in each of fiscal 2018, 2017 and 2016, respectively. Approximately $2.3 million and $2.6 million of these engineering, selling, general and administrative costs were capitalized and remained in inventory at the end of fiscal 2018 and 2017, respectively.
(l) Warranty.  We sell weathertightness warranties to our customers for protection from leaks in our roofing systems related to weather. These warranties range from two years to twenty years. We sell two types of warranties, standard and Single Source™, and three grades of coverage for each. The type and grade of coverage determines the price to the customer. For standard warranties, our responsibility for leaks in a roofing system begins after 24 consecutive leak-free months. For Single Source™ warranties, the roofing system must pass our inspection before warranty coverage will be issued. Inspections are typically performed at three stages of the roofing project: (i) at the project start-up; (ii) at the project mid-point; and (iii) at the project completion. These inspections are included in the cost of the warranty. If the project requires or the customer requests additional inspections, those inspections are billed to the customer. Upon the sale of a warranty, we record the resulting revenue as deferred revenue, which is included in other accrued expenses and other long-term liabilities in our consolidated balance sheets depending on when the revenues are expected to be recognized. Deferred revenue of $25.3 million, classified within other accrued expenses at October 29, 2017 has been reclassified to other long-term liabilities to correct the prior year balance sheet classification. See Note 10 — Warranty.
(m) Insurance.  Group medical insurance is purchased through Blue Cross Blue Shield (“BCBS”). The plans include a Preferred Provider Organization Plan (“PPO”) and a Consumer Driven Health Plan (“CDHP”). These plans are managed-care plans utilizing networks to achieve discounts through negotiated rates with the providers within these networks. The claims incurred under these plans are self-funded for the first $355,000 of each claim. We purchase individual stop loss reinsurance to limit our claims liability to $355,000 per claim. BCBS administers all claims, including claims processing, utilization review and network access charges.
Insurance is purchased for workers compensation and employer liability, general liability, property and auto liability/auto physical damage. We utilize either deductibles or self-insurance retentions (“SIR”) to limit our exposure to catastrophic loss. The workers compensation insurance has a $250,000 per-occurrence deductible. The property and auto liability insurances have per-occurrence deductibles of $500,000 and $250,000, respectively. The general liability insurance has a $1,000,000 SIR. Umbrella insurance coverage is purchased to protect us against claims that exceed our per-occurrence or aggregate limits set forth in our respective policies. All claims are adjusted utilizing a third-party claims administrator and insurance carrier claims adjusters.
Each reporting period, we record the costs of our health insurance plan, including paid claims, an estimate of the change in incurred but not reported (“IBNR”) claims, taxes and administrative fees, when applicable, (collectively the “Plan Costs”) as general and administrative expenses on our consolidated statements of operations. The estimated IBNR claims are based upon (i) a recent average level of paid claims under the plan, (ii) an estimated lag factor and (iii) an estimated growth factor to provide for those claims that have been incurred but not yet reported and paid. We use an actuary to determine the claims lag and estimated liability for IBNR claims.
For workers’ compensation costs, we monitor the number of accidents and the severity of such accidents to develop appropriate estimates for expected costs to provide both medical care and indemnity benefits, when applicable, for the period of time that an employee is incapacitated and unable to work. These accruals are developed using independent third-party actuarial estimates of the expected cost for medical treatment, and length of time an employee will be unable to work based on industry statistics for the cost of similar disabilities, to include statutory impairment ratings. For general liability and automobile claims, accruals are developed based on independent third-party actuarial estimates of the expected cost to resolve each claim, including damages and defense costs, based on legal and industry trends and the nature and severity of the claim. Accruals also include estimates for IBNR claims, and taxes and administrative fees, when applicable. Each reporting period, we record the costs of our workers’ compensation, general liability and automobile claims, including paid claims, an estimate of the change in IBNR claims, taxes and administrative fees as general and administrative expenses on our consolidated statements of operations.
(n) Advertising Costs.  Advertising costs are expensed as incurred. Advertising expense was $9.3 million, $7.1 million and $7.1 million in fiscal 2018, 2017 and 2016, respectively.
(o) Impairment of Long-Lived Assets.  We assess impairment of property, plant and equipment at an asset group level in accordance with the provisions of ASC Topic 360, Property, Plant and Equipment. We assess the recoverability of the carrying amount of property, plant and equipment if certain events or changes in circumstances indicate that the carrying value of such asset groups may not be recoverable, such as a significant decrease in market value of the asset groups or a significant change in our business conditions. If we determine that the carrying value of an asset group is not recoverable based on expected undiscounted future cash flows, excluding interest charges, we record an impairment loss equal to the excess of the carrying amount of the asset group over its fair value. The fair value of an asset group is determined based on prices of similar assets adjusted for their remaining useful life.
(p) Share-Based Compensation.  Compensation expense is recorded for restricted stock awards under the fair value method. Compensation expense for performance stock units (“PSUs”) granted to our senior executives and Performance Share Awards granted to our key employees is recorded based on the probable outcome of the performance conditions associated with the respective shares, as determined by management. We recorded pre-tax compensation expense relating to restricted stock awards, Performance Share Awards, stock options and performance share unit awards of $11.6 million, $10.2 million and $10.9 million for fiscal 2018, 2017 and 2016, respectively. Included in the share-based compensation expense during fiscal 2018 were accelerated awards of $3.6 million due to the retirement of the Company’s former CEO. See Note 7 — Share-Based Compensation.
(q) Foreign Currency Re-measurement and Translation.  The functional currency for our Mexico operations is the U.S. dollar. Adjustments resulting from the re-measurement of the local currency financial statements into the U.S. dollar functional currency, which uses a combination of current and historical exchange rates, are included in other income in the current period. Net foreign currency re-measurement losses were $0.3 million and $0.8 million for the fiscal years ended October 29, 2017 and October 30, 2016, respectively. For the fiscal year ended October 28, 2018, the net foreign currency re-measurement gain (loss) was insignificant.
The functional currency for our Canadian operations is the Canadian dollar. Translation adjustments resulting from translating the functional currency financial statements into U.S. dollar equivalents are reported separately in accumulated other comprehensive income in stockholders’ equity. The net foreign currency (losses) gains included in other income for the fiscal years ended October 28, 2018, October 29, 2017 and October 30, 2016 were $(0.2) million, $0.8 million and $(0.6) million, respectively. Net foreign currency translation adjustments, net of tax, and included in other comprehensive income were $(0.1) million, $0.2 million and $(0.3) million for the fiscal years ended October 28, 2018, October 29, 2017 and October 30, 2016, respectively.
(r) Contingencies.  We establish reserves for estimated loss contingencies and unasserted claims when we believe a loss is probable and the amount of the loss can be reasonably estimated. Our contingent liability reserves are related primarily to litigation and environmental matters. Revisions to contingent liability reserves are reflected in income in the period in which there are changes in facts and circumstances that affect our previous assumptions with respect to the likelihood or amount of loss. Reserves for contingent liabilities are based upon our assumptions and estimates regarding the probable outcome of the matter. We estimate the probable cost by evaluating historical precedent as well as the specific facts relating to each particular contingency (including the opinion of outside advisors, professionals and experts). Should the outcome differ from our assumptions and estimates or other events result in a material adjustment to the accrued estimated reserves, revisions to the estimated reserves for contingent liabilities would be required and would be recognized in the period the new information becomes known.
(s) Income taxes.  The determination of our provision for income taxes requires significant judgment, the use of estimates and the interpretation and application of complex tax laws. Our provision for income taxes reflects a combination of income earned and taxed in the various U.S. federal and state, Canadian federal and provincial, Mexican federal and other jurisdictions. Jurisdictional tax law changes, increases or decreases in permanent differences between book and tax items, accruals or adjustments of accruals for tax contingencies or valuation allowances, and the change in the mix of earnings from these taxing jurisdictions all affect the overall effective tax rate.
In assessing the realizability of deferred tax assets, we must consider whether it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. We consider all available evidence, both positive and negative, in determining whether a valuation allowance is required. Such evidence includes the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment, and judgment is required in considering the relative weight of negative and positive evidence.
(t) Reclassifications.  Certain reclassifications have been made to the prior period amounts in our consolidated balance sheets, consolidated cash flows and notes to the consolidated financial statements to conform to the current presentation. The net effect of these reclassifications was not material to our consolidated financial statements.